UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2022
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2022, the Board of Directors (“Board”) of Kemper Corporation (“Company”) elected Jason N. Gorevic to the Board and appointed him to the Human Resources & Compensation and Risk Committees of the Board, in each case effective as of February 2, 2022.
Mr. Gorevic will be entitled to participate in the Company's non-employee director compensation program and to receive an indemnification agreement from the Company, the terms of which are described in the Director Compensation section of the Company's Proxy Statement for the 2021 Annual Meeting of Shareholders on file with the Securities and Exchange Commission (“SEC”).
There are no arrangements or understandings with Mr. Gorevic pursuant to which he was selected as a director of the Company and there are no transactions involving Mr. Gorevic or any of his immediate family members that are subject to disclosure by the Company under Item 404(a) of SEC Regulation S-K.
In addition, on February 2, 2022, David P. Storch notified the Board that he will not stand for re-election at our 2022 Annual Meeting of Shareholders. He will continue to serve as a director until the date of the Company’s Annual Meeting.
A copy of the press release announcing both Mr. Gorevic’s election and Mr. Storch’s decision to not stand for re-election is attached as Exhibit 99.1.
Section 9. – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press Release of the Company, dated February 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	February 3, 2022	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Senior Vice President, Secretary and General Counsel